UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 28, 2023 (December 21, 2023)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Clearday, Inc. (the “Company” or “we”) modified two of its outstanding obligations.

Invesque. On December 21, 2023, Clearday and certain of its subsidiaries entered into the Second Amendment (the “LTA Second Amendment”) to the Lease Transition Agreement effective March 31, 2023 (“Lease Transition Agreement”. The second amendment is effective December 15. Among other matters, the LTA Second Amendment deferred the due date for the initial Down Payment to December 31, 2023 and increased the amount payable from $300,000 to $350,000. The LTA Second Amendment provided customary representations and warranties of the parties thereto, reaffirmed the obligations under the Lease Transition Agreement, as amended, and the related guarantees and provided a waiver of defenses by Clearday and the guarantors party thereto.

AGP. On December 26, 2023, Clearday entered into a Promissory Note and Second Amendment (“AGP Second Amended Note”), effective December 31, 2023 that amends Clearday’s obligations under the Promissory Note and Amendment (the “AGP First Amended Note”) dated July 6, 2022 of the initial principal amount of $550,000. Effective December 31, 2023, the AGP Second Amended Note confirms obligations to $578,795.89 which equals the principal amount of the AGP First Amended Note of $550,000 plus accrued and unpaid interest, extended the maturity date to the earlier of (i) September 30, 2024 or (ii) the closing date of the Viveon Merger under the Viveon Merger Agreement or the date of an event of default, and (iii) deleted the obligation of Clearday to prepay the obligations by amounts of capital raised by equity or equity linked securities.

The foregoing descriptions of each of the LTA Second Amendment the AGP Second Amended Note are not complete and are qualified in their entirety by reference to the full text of each such document, which is filed as Exhibits 10.1, and 10.2 to this Report and are incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
10.1	Second Amendment To Lease Transition Agreement entered into on December 21, 2023, effective as of December 15, 2023, by and between (1) the following entities referred to as “Landlord”: (i) MHI-MC San Antonio, LP, a Delaware limited partnership, (ii) MC New Braunfels, LP, a Delaware limited partnership, and (iii) MHI Little Rock, LP, a Delaware limited partnership; and (2) the following entities referred to as “MCA”: (i) MCA Mainstreet Tenant, LLC, a Tennessee limited liability company, (ii) MCA Westover Hills Operating Company, LLC, a Tennessee limited liability company, (iii) MCA New Braunfels Operating Company, LLC, a Tennessee limited liability company; (iv) and Memory Care at Good Shepherd, LLC, an Arkansas limited liability company, and the other parties thereto.

10.2	Promissory Note and Second Amendment effective December 31, 2023 by Clearday, Inc. and A.G.P./Alliance Global Partners.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer

Dated December 28, 2023